EST. 1976
THE DUCKHORN PORTFOLIO

# Fourth Quarter and Fiscal Year 2023 Financial Results

September 27, 2023


POSTMARK
PASO ROBLES
CABERNET SAUVIGNON
CANVASBACK
CABERNET SAUVIGNON
MIGRATION
DECOY
CABERNET SAUVIGNON
2020
DUCKHORN
VINEYARDS
Napa Valley
MERLOT
2020
KOSTA BROWNE
PINOT NOIR
Goldeneye
PINOT NOIR
ANDERSON VALLEY
PARADUXX
CALERA
PINOT NOIR
GREENWING
CABERNET SAUVIGNON

LEGAL DISCLAIMER This presentation of The Duckhorn Portfolio, Inc. (the “Company”) and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the Company’s ability to manage the growth of its business; the Company’s reliance on its brand name, reputation and product quality; the effectiveness of the Company’s marketing and advertising programs; general competitive conditions, including actions the Company’s competitors may take to grow their businesses; overall decline in the health of the economy and the impact of inflation on consumer discretionary spending; the occurrence of severe weather events (including fires, floods and earthquakes), catastrophic health events, natural or man-made disasters, social and political conditions, war or civil unrest; risks associated with disruptions in the Company’s supply chain for grapes and raw and processed materials, including corks, glass bottles, barrels, winemaking additives and agents, water and other supplies; risks associated with the disruption of the delivery of the Company’s wine to customers; the impact of COVID-19 and its variants on the Company’s customers, suppliers, business operations and financial results; disrupted or delayed service by the distributors and government agencies the Company relies on for the distribution of its wines outside of California; the Company’s ability to successfully execute its growth strategy; decreases in the Company’s wine score ratings by wine rating organizations; quarterly and seasonal fluctuations in the Company’s operating results; the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; the Company’s ability to protect its trademarks and other intellectual property rights, including its brand and reputation; the Company’s ability to comply with laws and regulations affecting its business, including those relating to the manufacture, sale and distribution of wine; the risks associated with the legislative, judicial, accounting, regulatory, political and economic risks and conditions specific to both domestic and to international markets; claims, demands and lawsuits to which the Company is, and may in the future, be subject and the risk that its insurance or indemnities coverage may not be sufficient; the Company’s ability to operate, update or implement its IT systems; the Company’s ability to successfully pursue strategic acquisitions and integrate acquired businesses; the Company’s potential ability to obtain additional financing when and if needed; the Company’s substantial indebtedness and its ability to maintain compliance with restrictive covenants in the documents governing such indebtedness; the Company’s sponsor’s significant influence over the Company, and the Company’s status as a “controlled company” under the rules of the New York Stock Exchange; the potential liquidity and trading of the Company’s securities; the future trading prices of the Company’s common stock and the impact of securities analysts’ reports on these prices; and the risks identified in the Company’s other filings with the Securities and Exchange Commission (“SEC”). The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, including its most recent Annual Report on Form 10-K, as amended, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). Certain of these non-GAAP measures exclude depreciation and amortization, non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, impairment losses, inventory write-downs, changes in the fair value of derivatives, and certain other items, net of the tax effects of all such adjustments, which are not related to the Company’s core operating performance. The Company believes that these non-GAAP financial measures enhance the reader’s understanding of our past financial performance and our prospects for the future. The Company’s management team uses these non-GAAP financial measures to evaluate business performance in comparison to budgets, forecasts and prior period financial results. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Readers are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. For further information with respect to the Company, we refer you to our most recent Annual Report on Form 10-K, as amended, filed with the SEC. In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and, accordingly, we file periodic reports, current reports, proxy statements and other information with the SEC. These periodic reports, current reports, proxy statements and other information are available for review at the SEC’s website at http://www.sec.gov. 2

The Duckhorn Portfolio sets the standard for American fine wine Over nearly half a century of producing iconic luxury wines, we’ve curated a cohesive portfolio of critically acclaimed winery brands that are beloved by wine consumers and trusted by our trade partners. Our ability to leverage the brand strength of our entire portfolio makes us a category leader, poised to continue to scale and take market share.

THE DUCKHORN PORTFOLIO AT-A-GLANCE



14 years	14%	85%	15%	~90%	~70%
Consecutive Organic Growth	Net Sales 3-yr CAGR	Wine sold through wholesale channel	Wine sold direct-to-consumer	Grapes from third-parties	Wine produced in-house

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10

highly-acclaimed winery brands, each with their own winemaking team

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state-of-the-art winemaking facilities

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beautiful tasting rooms

1,100+

coveted acres of vineyard spanning 32 Estate properties



Three Palms Vineyard



Goldeneye Winemaking Team



Duckhorn Vineyards Barrel Chai



Duckhorn Vineyards Tasting Room

WINERY BRANDS OF THE DUCKHORN PORTFOLIO



	CALERA	DUCKHORN VINEYARDS	DECOY	PARADUXX	Goldeneye	KOSTA BROWNE	MIGRATION	CANVASBACK	GREENWING	POSTMARK
FIRST VINTAGE	1976	1978	1985	1994	1997	1997	2001	2012	2017	2018
REGION	California Central Coast	California Napa Valley	California	California Napa Valley	California Anderson Valley	California Sonoma Coast	California Sonoma Coast	Washington Red Mountain	Washington Columbia Valley	California Paso Robles
DESCRIPTION	Pioneer of California Pinot Noir and Chardonnay	Benchmark for Merlot and a Napa Valley icon for over 40 years	High quality wines across multiple varieties at a remarkable price	Red blends in a distinctively Napa Valley style	Elegant small-lot Pinot Noir and sparkling wine	Pinnacle of allocated ultra-luxury Pinot Noir and Chardonnay	Refined cool-climate Pinot Noir and Chardonnay	Cabernet from the most renowned region in Washington	Dynamic and approachable Columbia Valley Cabernet	Cabernet from the finest growers in Paso Robles
SRP RANGE	$28-$125	$32-$180	$20-$30	$36-$110	$38-$140	$85-$210	$32-$74	$34-$88	$30	$30
NOTABLE	Named *Wine & Spirits* Top 100 Winery Ten Times	2017 *Wine Spectator* #1 Wine of the Year	#1 $15+ Cabernet Sauvignon, Merlot and Sauvignon Blanc*	#8 $25+ Red Blend*	#13 $25+ Pinot Noir*	2011 *Wine Spectator* #1 Wine of the Year	#17 $25+ Pinot Noir*	#1 $25+ WA Cabernet Sauvignon*	#2 $25+ WA Cabernet Sauvignon*	93 Points *Wine Enthusiast* 2020 vintage

*Source: Circana (IRI) Total US Food- Domestic $15+ for the 52-week period ended July 30, 2023.

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OUR EXCLUSIVE FOCUS

We are the only **scaled** wine producer focused **exclusively** on the luxury category.

And we lead the highly-fragmented luxury segment for the following reasons:

Curated and Comprehensive Portfolio

With wines made from more than **15 varieties in 39 appellations**, our portfolio appeals to diverse consumer tastes across all tiers of luxury.

Exceptional Brand Strength and Critical Acclaim

90+ point critic scores and **stellar reputation** of our iconic winery brands reinforce the strength of the entire portfolio with consumers and trade partners.

Scale and Exclusive Luxury Wine Focus

Our **focus** enables category excellence, and our **scale** allows us to leverage operational efficiencies and provide a "one-stop-shop" for trade partners.

Omni-Channel Platform Advantage

Our innovative **sales and distribution platform** allows customers to interact with our entire portfolio seamlessly across all channels.

Diversified and Scalable Production Model

By **optimizing the balance** between in-house and third-party production we ensure reliable supply and rapid scalability with reduced risks.

Exceptional Leadership Team

Our **highly-tenured executive team** draws upon decades of luxury wine experience to guide us through the unique challenges and opportunities of the wine industry.

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HIGHLIGHTS

A strong Q4 caps off another year of **industry leading performance**

28%
Net Sales growth

18%
Price/Mix

11%
Volume growth

54%
Adj. EBITDA growth

* Note: Sum of individual amounts may not recalculate due to rounding.

WINE INDUSTRY TRENDS

The luxury segment continues to outpace broader industry growth.

The Duckhorn Portfolio is **outpacing our peers** in the luxury segment on both a 52- and 12-week basis


Dollar sales change by segment
Last 52 weeks as of 07.30.23
(0.7%)
1.6%
9.1%
Total Wine
$15+ Luxury
THE DUCKHORN PORTFOLIO
Dollar sales change by segment
Last 12 weeks as of 07.30.23
2.3%
5.4%
7.5%
Total Wine
$15+ Luxury
THE DUCKHORN PORTFOLIO

Source: Circana (IRI) US Food data for the 52-week period ended July 30, 2023.

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STRATEGIES FOR GROWTH

ORGANIC

Leverage portfolio brand strength

Use portfolio strength to increase individual winery brand equity and engagement, cultivate purchase intent and drive conversion.

Targeted portfolio evolution

Launch winery brand extensions to proactively address changes in customer and market dynamics and penetrate white space.

Expand and accelerate wholesale distribution

Leverage our scale and strength in trade relationships to capture distribution growth opportunities.

Continue to enhance our DTC experience

Drive consumer engagement across our luxury portfolio through our elevated tasting rooms, wine clubs and eCommerce website.

ADDITIVE

Disciplined strategic acquisitions

Strategically evaluate and acquire winery brands, production wineries and acclaimed vineyards to drive stockholder value.

THE DUCKHORN PORTFOLIO

EXPAND WHOLESALE DISTRIBUTION

We continue to capture new accounts and **significant white space remains**


278K[1]
Addressable Accounts
59K
Accounts sold
FY22 Actuals[2]
Est. penetration: 21.3%
+10% growth in accounts sold
292K
Addressable Accounts
65K
Accounts sold
FY23 Actuals
Est. penetration: 22.3%
Targeting account sold CAGR of **7-8%**
319K
Addressable Accounts
86K
Accounts sold
FY27 Target
Target penetration: 27.0%

1. Source: Vermont Information Processing, Inc. (VIP) / Diver for R12 as of June 30, 2023. Note: Estimated addressable account figures are approximate.
2. Note: The FY22 account penetration presented here is calculated using the updated methodology employed for the FY23 actual and FY27 target calculations. We plan to use this updated methodology moving forward.

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• Demonstrated brand strength • Authenticity in the luxury wine segment • Opportunity for us to accelerate growth of the target • Positive trade and consumer reaction • Access to premium grapes, production resiliency and diversification • Accretive long-term financial profile KEY ACQUISITIONS CRITERIACOMPONENTS OF M&A PLATFORM • Robust Funnel of Targets • Industry Known Buyer of Choice • Portfolio Synergies • Disciplined Strategy • Experienced M&A Team • Proven Integration Experience We have a proven ability to integrate and drive growth through strategic acquisitions DISCIPLINED STRATEGIC ACQUISITIONS 12

• Provides runway for growth over the next decade • Enhances COGS stability • Materially decreases reliance on third-party custom crush • Will house a new high-speed centralized bottling line • Designed to reduce the environmental impact of the winemaking process DISCIPLINED STRATEGIC ACQUISITIONS Recent acquisition spotlight: Geyserville production winery

THE DUCKHORN PORTFOLIO

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (ESG) VALUES

We continue to **advance our commitment** to ESG across our organization

E			S					G		
Climate and Emissions	Sustainable Agriculture	Supply Chain Circularity	Diversity, Equity & Inclusion	Human Capital Management	Employee Health and Safety	Sustainable Product	Community Involvement	Board Diversity and Accountability	Enterprise Risk Management	Data Stewardship

Completed **Projects and Programs**

- Examined prior ESG disclosure – deep dive into current program to determine pathway for future ESG initiatives.
- Created an internal working group to develop water efficiency projects at production facilities.
- Continued evaluation and development of our DEI programming with the People Team.
- Implemented Workiva ESG module – a software that supports consistent, transparent ESG data disclosures.

In-Progress **Projects and Programs**

- Completing second annual Scope 1 and Scope 2 emissions calculations, which include our Washington State operations.
- 2023 ESG Report Development – Workiva software creates confidence in externally-reported metrics.
- We look forward to continued ESG-focused investor outreach.

Certifications and Frameworks

ISO® | SASB | SUSTAINABLE DEVELOPMENT GOALS | FISH FRIENDLY FARMING | Certified CCOF Organic | CERTIFIED CALIFORNIA SUSTAINABLE WINEGROWING | U.S. GREEN BUILDING COUNCIL LEED GOLD | TCFD TASK FORCE on CLIMATE-RELATED FINANCIAL DISCLOSURES

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Net Sales continue high single digits growth driven by volume growth 67.2% 65.1% 18.9% 15.9%13.9% 19.0% $78.0 $100.1 Q4 FY22 Q4 FY23 Q4 Net Sales ($M) Duckhorn Portfolio 66.3% 67.9% 17.9% 17.1% 15.8% 15.0%$372.5 $403.0 FY22 FY23 FY Net Sales ($M) Duckhorn Portfolio Wholesale – Distributors Wholesale – CA direct to trade Direct-to-consumer FY23 Net Sales +8% year over year Q4 Net Sales +28% year over year FINANCIAL PERFORMANCE 15

$185.2 $215.7 FY22 FY23 Gross Profit growth due to optimized pricing $39.3 $55.3 Q4 FY22 Q4 FY23 Q4 Gross Profit ($M) Duckhorn Portfolio FY Gross Profit ($M) Duckhorn Portfolio Q4 Gross Profit +41% year over year FY23 Gross Profit +16% year over year FINANCIAL PERFORMANCE 16

$127.6 $144.5 FY22 FY23 Adj. EBITDA growth driven by strong Net Sales and robust profitability $22.3 $34.2 Q4 FY22 Q4 FY23 Q4 Adj. EBITDA ($M) Duckhorn Portfolio FY Adj. EBITDA ($M) Duckhorn Portfolio FY Adj. EBITDA +13% year over year FINANCIAL PERFORMANCE 17

$60.2 $69.3 FY22 FY23 Net Income expansion driven by higher Net Sales and gross margin expansion $5.4 $17.8 Q4 FY22 Q4 FY23 Q4 Net Income ($M) Duckhorn Portfolio FY Net Income ($M) Duckhorn Portfolio Adj Net Income EPS Adj EPS $16.7M $0.15 $0.15 $9.0M $0.05 $0.08 $77.3M $0.60 $0.67 $71.2M $0.52 $0.62 Adj Net Income EPS Adj EPS FY Net Income +15% year over year FINANCIAL PERFORMANCE 18

Net Sales: $420M - $430M Adjusted EBITDA*: $150M - $155M We are pleased to deliver guidance for FY24 *Represents 4-7% growth over FY23 *Represents 4-7% growth over FY23 FY24 GUIDANCE *Note: The Duckhorn Portfolio is not able to forecast net income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP net income including, but not limited to, income tax expense, stock-based compensation expense and interest expense. Adjusted EBITDA should not be used to predict net income as the difference between the two measures is variable. Adjusted EPS: $0.67 - $0.69

S T R I C T L Y C O N F I D E N T I A L . N O U N A U T H O R I Z E D D I S T R I B U T I O N O R D U P L I C A T I O N . APPENDIX

FY23 FY24 Note: Reflective of shipment timing. Note: Circle sizes correspond to the approximate size of each offering relative to the others. Size is not meant to correspond directly with size of specific offerings across fiscal years. We are introducing earlier timing of the Kosta Browne Appellation offering in FY24 to respond to customer preference and enhance consumer engagement Q1 Single Vineyard Offering Single Vineyard Offering Burgundy Offering Burgundy Offering Estate Offering Estate Offering Appellation Offering Appellation Offering KOSTA BROWNE OFFERING SHIFT Q2 Q3 Q4 21

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted gross profit, adjusted net income, adjusted EBITDA and adjusted EPS, collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net income or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP Financial Measures may not be comparable to similarly titled measures reported by other companies. The Company has included these Non-GAAP Financial Measures because it believes the measures provide management and investors with additional information to evaluate business performance in comparison to budgets, forecasts and prior year financial results. Non-GAAP Financial Measures are adjusted to exclude certain items that affect comparability. The adjustments are itemized in the tables below. You are encouraged to evaluate these adjustments and the reason the Company considers them appropriate for supplemental analysis. In evaluating adjustments, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments set forth below. The presentation of Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or recurring items. ADJUSTED EBITDA Adjusted EBITDA is a non-GAAP financial measure that the Company calculates as net income before interest, taxes, depreciation and amortization, non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, impairment losses (including certain inventory charges), changes in the fair value of derivatives and certain other items which are not related to our core operating performance. Adjusted EBITDA is a key performance measure the Company uses in evaluating its operational results. The Company believes adjusted EBITDA is a helpful measure to provide investors an understanding of how management regularly monitors the Company’s core operating performance, as well as how management makes operational and strategic decisions in allocating resources. The Company believes adjusted EBITDA also provides management and investors consistency and comparability with the Company’s past financial performance and facilitates period to period comparisons of operations, as it eliminates the effects of certain variations unrelated to its overall performance. Adjusted EBITDA has certain limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations include: • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; • adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs; • adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt; • adjusted EBITDA does not reflect income tax payments that may represent a reduction in cash available to the Company; and • other companies, including companies in the Company’s industry, may calculate adjusted EBITDA differently, which reduce their usefulness as comparative measures. Because of these limitations, you should consider adjusted EBITDA alongside other financial performance measures, including net income and the Company’s other GAAP results. In evaluating adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in this presentation. The Company’s presentation of adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by the types of items excluded from the calculation of adjusted EBITDA. 22

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED GROSS PROFIT Adjusted gross profit is a non-GAAP financial measure that the Company calculates as gross profit excluding the impact of purchase accounting adjustments (including depreciation and amortization related to purchase accounting), bulk wine losses, and certain inventory charges. We believe adjusted gross profit is a useful measure to us and our investors to assist in evaluating our operating performance because it provides consistency and direct comparability with our past financial performance between fiscal periods, as the metric eliminates the effects of non-cash or other expenses unrelated to our core operating performance that would result in fluctuations in a given metric for reasons unrelated to overall continuing operating performance. Adjusted gross profit should not be considered a substitute for gross profit or any other measure of financial performance reported in accordance with GAAP. ADJUSTED NET INCOME Adjusted net income is a non-GAAP financial measure that the Company calculates as net income excluding the impact of non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, impairment losses (including certain inventory charges), changes in the fair value of derivatives and certain other items unrelated to core operating performance, as well as the estimated income tax impacts of all such adjustments included in this non-GAAP performance measure. We believe adjusted net income assists us and our investors in evaluating our performance period-over-period. In calculating adjusted net income, we also calculate the following non-GAAP financial measures which adjust each GAAP-based financial measure for the relevant portion of each adjustment to reach adjusted net income: • Adjusted net sales – calculated as net sales excluding the impact of purchase accounting and bulk wine losses; • Adjusted SG&A – calculated as selling, general, and administrative expenses excluding the impacts of purchase accounting, transaction expenses, equity-based compensation, and COVID-19 costs; • Adjusted income tax – calculated as the tax effect of all adjustments to reach adjusted net income based on the applicable blended statutory tax rate for the period. Adjusted net income should not be considered a substitute for net income or any other measure of financial performance reported in accordance with GAAP. ADJUSTED EPS Adjusted EPS is a non-GAAP financial measure that the Company calculates as adjusted net income divided by diluted share count for the applicable period. We believe adjusted EPS is useful to us and our investors because it improves the comparability of results of operations from period to period. Adjusted EPS should not be considered a substitute for net income per share or any other measure of financial performance reported in accordance with GAAP. 23

Reconciliation of Non-GAAP Financial Measures

Three months ended July 31, 2023 and 2022
(unaudited, amounts in thousands, except per share data)

	Net sales	Gross profit	SG&A	Three months ended July 31, 2023			
				Adjusted EBITDA	Income tax	Net income	Diluted EPS
GAAP results	$ 100,095	$ 55,282	$ 30,404	$ 17,769	$ 6,825	$ 17,769	$ 0.15
Percentage of net sales		55.2%	30.4%	17.8%			
Interest expense				3,882			
Income tax expense				6,825			
Depreciation and amortization expense		114	(2,105)	7,240			
EBITDA				$ 35,716			
Purchase accounting adjustments		19		19	5	14	—
Transaction expenses			(256)	256	71	185	—
Change in fair value of derivatives				(2,909)	(807)	(2,102)	(0.02)
Equity-based compensation		140	(1,212)	1,352	321	1,031	0.01
Lease income, net	(364)	(364)	(141)	(223)	(62)	(161)	—
Non-GAAP results	$ 99,731	$ 55,191	$ 26,690	$ 34,211	$ 6,353	$ 16,736	$ 0.15
Percentage of net sales		55.1%	26.7%	34.2%			

	Net sales	Gross profit	SG&A	Three months ended July 31, 2022			
				Adjusted EBITDA	Income tax	Net income	Diluted EPS
GAAP results	$ 78,009	$ 39,331	$ 27,688	$ 5,420	$ 4,041	$ 5,420	$ 0.05
Percentage of net sales		50.4%	35.5%	6.9%			
Interest expense				1,917			
Income tax expense				4,041			
Depreciation and amortization expense		141	(1,812)	6,081			
EBITDA				$ 17,459			
Purchase accounting adjustments		121		121	33	88	—
Transaction expenses			(2,578)	2,578	640	1,938	0.02
Inventory write-down		780		780	212	568	—
Change in fair value of derivatives				252	68	184	—
Equity-based compensation			(1,094)	1,094	262	832	0.01
Non-GAAP results	$ 78,009	$ 40,373	$ 22,204	$ 22,284	$ 5,256	$ 9,030	$ 0.08
Percentage of net sales		51.8%	28.5%	28.6%			

* Note: Sum of individual amounts may not recalculate due to rounding.

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Reconciliation of Non-GAAP Financial Measures

Fiscal years ended July 31, 2023 and 2022
(unaudited, amounts in thousands, except per share data)

				Fiscal year ended July 31, 2023			
	Net sales	Gross profit	SG&A	Adjusted EBITDA	Income tax	Net income	Diluted EPS
GAAP results	$ 402,996	$ 215,689	$ 109,711	$ 69,298	$ 25,183	$ 69,298	$ 0.60
Percentage of net sales		*53.5%*	*27.2%*	*17.2%*			
Interest expense				11,721			
Income tax expense				25,183			
Depreciation and amortization expense		476	(7,815)	27,768			
EBITDA				$133,970			
Purchase accounting adjustments		350		350	93	257	—
Transaction expenses			(4,051)	4,051	982	3,069	0.03
Change in fair value of derivatives				34	9	25	—
Equity-based compensation		420	(5,042)	5,462	1,299	4,163	0.04
Debt refinancing costs				865	231	634	0.01
Lease income, net	(364)	(364)	(141)	(223)	(59)	(164)	—
Non-GAAP results	$ 402,632	$ 216,571	$ 92,662	$144,509	$ 27,738	$ 77,282	$ 0.67
Percentage of net sales		*53.7%*	*23.0%*	*35.9%*			

				Fiscal year ended July 31, 2022			
	Net sales	Gross profit	SG&A	Adjusted EBITDA	Income tax	Net income	Diluted EPS
GAAP results	$ 372,510	$ 185,180	$ 97,743	$ 60,190	$ 22,524	$ 60,190	$ 0.52
Percentage of net sales		*49.7%*	*26.2%*	*16.2%*			
Interest expense				6,777			
Income tax expense				22,524			
Depreciation and amortization expense		559	(7,611)	23,427			
EBITDA				$ 112,918			
Purchase accounting adjustments		467		467	127	340	—
Transaction expenses			(5,694)	5,694	1,384	4,310	0.04
Inventory write-down		4,715		4,715	1,282	3,433	0.03
Change in fair value of derivatives				(1,695)	(461)	(1,234)	(0.01)
Equity-based compensation			(4,675)	5,334	1,298	4,036	0.03
Wildfire costs				123	33	90	—
Non-GAAP results	$ 372,510	$ 190,921	$ 79,763	$127,556	$ 26,187	$ 71,165	$ 0.62
Percentage of net sales		*51.3%*	*21.4%*	*34.2%*			

* Note: Sum of individual amounts may not recalculate due to rounding.

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